UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 11, 2023 (October 10, 2023)

Exxon Mobil Corporation

(Exact name of registrant as specified in its charter)

New Jersey	1-2256	13-5409005
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22777 Springwoods Village Parkway, Spring, Texas 77389-1425

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (972) 940-6000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Name of Each Exchange
Title of Each Class	Trading Symbol	on Which Registered
Common Stock, without par value	XOM	New York Stock Exchange
0.142% Notes due 2024	XOM24B	New York Stock Exchange
0.524% Notes due 2028	XOM28	New York Stock Exchange
0.835% Notes due 2032	XOM32	New York Stock Exchange
1.408% Notes due 2039	XOM39A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 10, 2023, Exxon Mobil Corporation, a New Jersey corporation (the “Company”), SPQR, LLC, a wholly owned subsidiary of the Company and a Delaware limited liability company (“Merger Sub”), and Pioneer Natural Resources Company, a Delaware corporation (“Pioneer”), entered into an Agreement and Plan of Merger (the “Merger Agreement”).

Upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge (the “Merger”) with and into Pioneer, with Pioneer continuing as the surviving corporation and a wholly owned subsidiary of the Company.

At the effective time and as a result of the Merger, each share of common stock, par value $0.01 per share, of Pioneer (“Pioneer common stock”) outstanding immediately prior to the effective time of the Merger, other than certain excluded shares held by Pioneer as treasury stock or owned by the Company or Merger Sub, will be converted into the right to receive 2.3234 shares of common stock, without par value, of the Company (“Company common stock”) (together with cash proceeds from the sale of fractional shares, the “Merger Consideration”).

At or immediately prior to the effective time of the Merger, each Pioneer restricted stock unit (each, a “Pioneer RSU”) (whether vested or unvested, other than those granted on or after October 10, 2023 that remain unvested as of immediately prior to the effective time of the Merger), each Pioneer restricted stock unit issued by Pioneer to a non-employee member of the Pioneer board of directors (each, a “Pioneer DSU”) (whether vested or unvested) and each Pioneer performance stock unit (each, a “Pioneer Performance Unit”) (whether vested or unvested) outstanding as of immediately prior to the effective time of the Merger will, without any action on the part of the Company, Merger Sub, Pioneer or the holder thereof, be canceled and converted into the right to receive the Merger Consideration in respect of the total number of shares of Pioneer common stock subject to each respective Pioneer RSU, Pioneer DSU and Pioneer Performance Unit (with the number of shares of Pioneer common stock subject to each Pioneer Performance Unit determined based on the maximum level of performance), subject to applicable tax withholding. Additionally, each share of restricted Pioneer common stock outstanding as of immediately prior to the effective time of the Merger will become fully vested, Pioneer will withhold a number of such shares necessary to satisfy any tax withholding, and the remainder of such shares will be converted into the right to receive the Merger Consideration. Each Pioneer RSU granted on or after October 10, 2023 that is outstanding and remains unvested as of immediately prior to the effective time of the Merger will be converted into a number of Company restricted stock units equal to the Merger Consideration, multiplied by the total number of shares of Pioneer common stock subject to such Pioneer RSU.

Immediately following the effective time of the Merger, Mr. Scott D. Sheffield, Pioneer’s current Chief Executive Officer, and one director of Pioneer selected by Pioneer and reasonably acceptable to the Company will be appointed to the Company’s board of directors.

The completion of the Merger is subject to satisfaction or waiver of certain customary mutual closing conditions, including (1) the adoption of the Merger Agreement by the Pioneer’s stockholders, (2) the expiration or termination of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (in the Company’s case, without the imposition of any Burdensome Condition), (3) the absence of any injunction or other order issued by a court of competent jurisdiction or applicable law or legal prohibition prohibiting or making illegal the consummation of the Merger (or, in the Company’s case, imposing a Burdensome Condition), (4) the effectiveness of the Registration Statement on Form S-4 to be filed by the Company pursuant to which the shares of Company common stock to be issued in connection with the Merger will be registered with the U.S. Securities and Exchange Commission (the “SEC”), and the absence of any stop order suspending such effectiveness or proceeding for the purpose of suspending such effectiveness being pending before or threatened by the SEC, and (5) approval for listing on the New York Stock Exchange of the shares of Company common stock to be issued in connection with the Merger. The obligation of each party to consummate the Merger is also conditioned upon (1) the other party having performed in all material respects its obligations under the Merger Agreement, (2) the other party’s representations and warranties in the Merger Agreement being true and correct (subject to certain materiality qualifiers) and (3) the other party having not experienced a material adverse effect. “Burdensome Condition” means a material adverse effect on the business, financial condition or results of operations of the Company, Pioneer and their respective subsidiaries, taken as a whole (for this purpose the Company, Pioneer and their respective subsidiaries, taken as a whole, being deemed a consolidated group of entities of the size and scale of a hypothetical company that is 100% of the size of Pioneer and its subsidiaries).

The Merger Agreement contains termination rights for each of the Company and Pioneer, including, among others: (1) if the consummation of the Merger does not occur on or before October 10, 2024 (the “End Date”), except that if as of October 10, 2024 the Company is and has been in compliance with its covenants related to regulatory matters and the conditions related to applicable regulatory matters and approvals have not been satisfied or waived but all other conditions to closing have been satisfied or waived (or are capable of being satisfied if the closing were then to take place in the case of conditions to be satisfied at the closing), the End Date may be extended by either party to April 10, 2025; and (2) subject to certain conditions, if Pioneer wishes to terminate the Merger Agreement to enter into a definitive agreement with respect to a superior proposal. Upon termination of the Merger Agreement under specified circumstances, including, among others, the termination by the Company in the event of a change of recommendation by Pioneer’s board of directors or a material breach by Pioneer of its non-solicitation obligations or by Pioneer in order to enter into a definitive agreement with respect to a superior proposal, Pioneer would be required to pay the Company a termination fee of $1,815,000,000.00.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

The Merger Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company, Merger Sub or Pioneer. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, Merger Sub or Pioneer or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s or Pioneer’s public disclosures.

Item 8.01 Other Events.

On October 11, 2023, the Company and Pioneer issued a joint press release announcing that they had entered into the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference into this Item 8.01.

Important Information about the Transaction and Where to Find It

In connection with the proposed transaction between the Company and Pioneer (the “Proposed Transaction”), the Company and Pioneer will file relevant materials with the SEC, including a registration statement on Form S-4 filed by the Company that will include a proxy statement of Pioneer that also constitutes a prospectus of the Company. A definitive proxy statement/prospectus will be mailed to stockholders of Pioneer. This communication is not a substitute for the registration statement, proxy statement or prospectus or any other document that the Company or Pioneer (as applicable) may file with the SEC in connection with the Proposed Transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF THE COMPANY AND PIONEER ARE URGED TO READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the registration statement and the proxy statement/prospectus (when they become available), as well as other filings containing important information about the Company or Pioneer, without charge at the SEC’s Internet website (http://www.sec.gov). Copies of the documents filed with the SEC by the Company will be available free of charge under the tab “SEC Filings” on the “Investors” page of the Company’s internet website at www.exxonmobil.com or by contacting the Company’s Investor Relations Department at investor.relations@exxonmobil.com. Copies of the documents filed with the SEC by Pioneer will be available free of charge on Pioneer’s internet website at https://investors.pxd.com/investors/financials/sec-filings/. The information included on, or accessible through, the Company’s or Pioneer’s website is not incorporated by reference into this communication.

Participants in the Solicitation

The Company, Pioneer, their respective directors and certain of their respective executive officers may be deemed to be participants in the solicitation of proxies in respect of the Proposed Transaction. Information about the directors and executive officers of Pioneer is set forth in its proxy statement for its 2023 annual meeting of stockholders, which was filed with the SEC on April 13, 2023, in its Form 10-K for the year ended December 31, 2022, which was filed with the SEC on February 23, 2023, in its Form 8-K filed on May 30, 2023, in its Form 8-K filed on April 26, 2023 and in its Form 8-K filed on February 13, 2023. Information about the directors and executive officers of the Company is set forth in its proxy statement for its 2023 annual meeting of stockholders, which was filed with the SEC on April 13, 2023, in its Form 10-K for the year ended December 31, 2022, which was filed with the SEC on February 22, 2023, in its Form 8-K filed on June 6, 2023 and in its Form 8-K filed on February 24, 2023. Additional information regarding the participants in the proxy solicitations and a description of their direct or indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials filed with the SEC when they become available.

No Offer or Solicitation

This communication is for informational purposes and is not intended to, and shall not, constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of

1934, as amended. In this context, forward-looking statements often address future business and financial events, conditions, expectations, plans or ambitions, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” similar expressions, and variations or negatives of these words, but not all forward-looking statements include such words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the Proposed Transaction and the anticipated benefits thereof. All such forward-looking statements are based upon current plans, estimates, expectations and ambitions that are subject to risks, uncertainties and assumptions, many of which are beyond the control of the Company and Pioneer, that could cause actual results to differ materially from those expressed in such forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: the completion of the Proposed Transaction on anticipated terms and timing, or at all, including obtaining regulatory approvals that may be required on anticipated terms and Pioneer stockholder approval; anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of the combined company’s operations and other conditions to the completion of the Proposed Transaction, including the possibility that any of the anticipated benefits of the Proposed Transaction will not be realized or will not be realized within the expected time period; the ability of the Company and Pioneer to integrate the business successfully and to achieve anticipated synergies and value creation; potential litigation relating to the Proposed Transaction that could be instituted against the Company, Pioneer or their respective directors; the risk that disruptions from the Proposed Transaction will harm the Company’s or Pioneer’s business, including current plans and operations and that management’s time and attention will be diverted on transaction-related issues; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Proposed Transaction; rating agency actions and the Company and Pioneer’s ability to access short- and long-term debt markets on a timely and affordable basis; legislative, regulatory and economic developments, including regulatory implementation of the Inflation Reduction Act, timely and attractive permitting for carbon capture and storage by applicable federal and state regulators, and other regulatory actions targeting public companies in the oil and gas industry and changes in local, national, or international laws, regulations, and policies affecting the Company and Pioneer including with respect to the environment; potential business uncertainty, including the outcome of commercial negotiations and changes to existing business relationships during the pendency of the Proposed Transaction that could affect the Company’s and/or Pioneer’s financial performance and operating results; certain restrictions during the pendency of the Proposed Transaction that may impact Pioneer’s ability to pursue certain business opportunities or strategic transactions or otherwise operate its business; acts of terrorism or outbreak of war, hostilities, civil unrest, attacks against the Company or Pioneer, and other political or security disturbances; dilution caused by the Company’s issuance of additional shares of Company common stock in connection with the Proposed Transaction; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; changes in policy and consumer support for emission-reduction products and technology; the impacts of pandemics or other public health crises, including the effects of government responses on people and economies; global or regional changes in the supply and demand for oil, natural gas, petrochemicals, and feedstocks and other market or economic conditions that impact demand, prices and differentials, including reservoir performance; changes in technical or operating conditions, including unforeseen technical difficulties; those risks described in Item 1A of the Company’s Annual Report on Form 10-K, filed with the SEC on February 22, 2023, and subsequent reports on Forms 10-Q and 8-K, as well as under the heading “Factors Affecting Future Results” under the tab “Resources” on the Investors page of the Company’s website at www.exxonmobil.com (information included on or accessible through the Company’s website is not incorporated by reference into this communication); those risks described in Item 1A of Pioneer’s Annual Report on Form 10-K, filed with the SEC on February 23, 2023, and subsequent reports on Forms 10-Q and 8-K; and those risks that will be described in the registration statement on Form S-4 and accompanying prospectus available from the sources indicated above. References to resources or other quantities of oil or natural gas may include amounts that the Company or Pioneer believe will ultimately be produced, but that are not yet classified as “proved reserves” under SEC definitions.

These risks, as well as other risks associated with the Proposed Transaction, will be more fully discussed in the proxy statement/prospectus that will be included in the registration statement on Form S-4 that will be filed with the SEC in connection with the Proposed Transaction. While the list of factors presented here is, and the list of factors to be presented in the registration statement on Form S-4 will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. We caution you not to place undue reliance on any of these forward-looking statements as they are not guarantees of future performance or outcomes and that actual performance and outcomes, including, without limitation, our actual results of operations, financial condition and liquidity, and the development of new markets or market segments in which we operate, may differ materially from those made in or suggested by the forward-looking statements contained in this communication. Neither the Company nor Pioneer assumes any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws. Neither future distribution of this communication nor the continued availability of this communication in archive form on the Company’s or Pioneer’s website should be deemed to constitute an update or re-affirmation of these statements as of any future date.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

2.1*	Agreement and Plan of Merger, dated as of October 10, 2023 among Exxon Mobil Corporation, SPQR, LLC and Pioneer Natural Resources Company.
99.1	Joint Press Release issued by Exxon Mobil Corporation and Pioneer Natural Resources Company, dated October 11, 2023, announcing entry into the Merger Agreement.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 11, 2023

EXXON MOBIL CORPORATION

By:	/s/ Len M. Fox
Len M. Fox
Vice President and Controller (Principal Accounting Officer)